Schedule A

Effective as of December 19, 2014

The following fund shall not pay the Investment Manager a direct fee for services rendered hereunder:

•	Columbia Intermediary Alternatives Fund

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Active Portfolios Multi-Manager Alternative Strategies Fund(2)	$0 - $500	1.020%	March 14, 2012
	>$500 - $1,000	0.975%
	>$1,000 - $3,000	0.950%
	>$3,000 - $6,000	0.930%
	>$6,000	0.900%

Active Portfolios Multi-Manager Core Plus Bond Fund	$0 - $1,000	0.430%	March 14, 2012
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Active Portfolios Multi-Manager Growth Fund	$0 - $500	0.710%	March 14, 2012
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Active Portfolios Multi-Manager Small Cap Equity Fund	$0 - $250	0.900%	March 14, 2012
	>$250 - $500	0.850%
	>$500	0.800%

Columbia Adaptive Alternatives Fund(2)	All	1.25%	December 19, 2014

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia AMT-Free Intermediate Muni Bond Fund	$0 - $1,000	0.410%	March 1, 2011
	>$1,000 - $2,000	0.385%
	>$2,000 - $3,000	0.360%
	>$3,000 - $6,000	0.335%
	>$6,000 - $9,000	0.310%
	>$9,000 - $10,000	0.300%
	>$10,000 - $15,000	0.290%
	>$15,000 - $24,000	0.280%
	>$24,000 - $50,000	0.260%
	>$50,000	0.250%

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia AMT-Free New York Intermediate Muni Bond Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia AMT-Free Oregon Intermediate Muni Bond Fund	$0 - $500	0.400%	July 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Balanced Fund	$0 - $500	0.660%	March 1, 2011
	>$500 - $1,000	0.615%
	>$1,000 - $1,500	0.570%
	>$1,500 - $3,000	0.520%
	>$3,000 - $6,000	0.510%
	>$6,000	0.490%

Columbia Bond Fund	$0 - $1,000	0.430%	March 1, 2011
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia California Tax-Exempt Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Contrarian Core Fund	$0 - $500	0.710%	March 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Corporate Income Fund	$0 - $1,000	0.430%	July 1, 2011
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia Diversified Absolute Return Fund(2)	$0 - $500	1.10%	December 19, 2014
	>$500 - $1,000	1.055%
	>$1,000 - $3,000	1.03%
	>$3,000 - $6,000	1.01%
	>$6,000	0.98%

Columbia Dividend Income Fund	$0 - $500	0.660%	July 1, 2011
	>$500 - $1,000	0.615%
	>$1,000 - $1,500	0.570%
	>$1,500 - $3,000	0.520%
	>$3,000 - $6,000	0.510%
	>$6,000	0.490%

Columbia Emerging Markets Fund	$0 - $250	1.100%	March 16, 2013
	>$250 - $500	1.080%
	>$500 - $750	1.060%
	>$750 - $1,000	1.040%
	>$1,000 - $1,500	0.800%
	>$1,500 - $3,000	0.750%
	$3,000 - $6,000	0.710%
	> $6,000	0.660%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Global Dividend Opportunity Fund	$0 - $500	0.710%	March 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Global Energy and Natural Resources Fund	$0 - $1,000	0.690%	May 1, 2011
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Global Inflation-Linked Bond Plus Fund	All	0.620%	March 10, 2014

Columbia Global Technology Fund	$0 - $500	0.870%	May 1, 2010
	>$500 - $1,000	0.820%
	>$1,000	0.770%

Columbia High Yield Municipal Fund	$0 - $1,000	0.470%	July 1, 2011
	>$1,000 - $2,000	0.445%
	>$2,000 - $3,000	0.420%
	>$3,000 - $6,000	0.395%
	>$6,000 - $7,500	0.370%
	>$7,500 - $10,000	0.360%
	>$10,000 - $15,000	0.350%
	>$15,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia Intermediate Bond Fund	$0 - $1,000	0.430%	March 1, 2011
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia International Bond Fund	$0 - $1,000	0.570%	July 1, 2011
	>$1,000 - $2,000	0.525%
	>$2,000 - $3,000	0.520%
	>$3,000 - $6,000	0.515%
	>$6,000 - $7,500	0.510%
	>$7,500 - $12,000	0.500%
	>$12,000 - $20,000	0.490%
	>$20,000 - $50,000	0.480%
	>$50,000	0.470%

Columbia Large Cap Growth Fund	$0 - $500	0.710%	April 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Mid Cap Growth Fund	$0 - $500	0.760%	April 1, 2011
	>$500 - $1,000	0.715%
	>$1,000 - $1,500	0.670%
	>$1,500	0.620%

Columbia New York Tax-Exempt Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Pacific/Asia Fund	$0 - $1,000	0.870%	July 1, 2011
	>$1,000 - $1,500	0.800%
	>$1,500 - $3,000	0.750%
	>$3,000 - $6,000	0.710%
	>$6,000	0.660%

Columbia Real Estate Equity Fund	$0 - $1,000	0.690%	March 1, 2011
	>$1,000 - $1,500	0.670%
	>$1,500	0.620%

Columbia Select Large Cap Growth Fund	$0 - $500	0.710%	July 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Small Cap Core Fund	$0 - $500	0.790%	July 1, 2011
	>$500 - $1,000	0.745%
	>$1,000	0.700%

Columbia Small Cap Growth Fund I	$0 - $500	0.790%	March 1, 2011
	>$500 - $1,000	0.745%
	>$1,000	0.700%

Columbia Small Cap Value Fund I	$0 - $500	0.790%	April 30, 2011
	>$500 - $1,000	0.745%
	>$1,000	0.700%

Columbia Strategic Income Fund	$0 - $500	0.530%	May 1, 2011
	>$500 - $1,000	0.525%
	>$1,000 - $2,000	0.515%
	>$2,000 - $3,000	0.495%
	>$3,000 - $6,000	0.480%
	>$6,000 - $7,500	0.455%
	>$7,500 - $9,000	0.440%
	>$9,000 - $10,000	0.431%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
	>$10,000 - $15,000	0.419%
	>$15,000 - $20,000	0.409%
	>$20,000 - $24,000	0.393%
	>$24,000 - $50,000	0.374%
	>$50,000	0.353%

Columbia Tax-Exempt Fund	$0 - $1,000	0.410%	March 1, 2011
	>$1,000 - $2,000	0.385%
	>$2,000 - $3,000	0.360%
	>$3,000 - $6,000	0.335%
	>$6,000 - $9,000	0.310%
	>$9,000 - $10,000	0.300%
	>$10,000 - $15,000	0.290%
	>$15,000 - $24,000	0.280%
	>$24,000 - $50,000	0.260%
	>$50,000	0.250%

Columbia U.S. Treasury Index Fund	All Assets	0.100%	May 1, 2010

Columbia Value and Restructuring Fund	$0 - $3,000	0.690%	August 1, 2012
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

(1)	Annual rates based on a percentage of the Fund’s average daily net assets.
(2)	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any investment management service fees paid to the Investment Manager by any Subsidiaries under separate investment management services agreements with the Subsidiaries.

Fee Schedule for Columbia Adaptive Risk Allocation Fund Effective June 18, 2012:

Category of Portfolio Investment	Assets (in Millions)	Rate of Fee (1)
Category 1: Assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment management services fee to the Investment Manager	N/A	0.00%

Category 2: Assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates	All	0.10%

Category 3: Securities, instruments and other assets not described above, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management services fee to the Investment Manager, third party closed-end funds, derivatives and individual securities	$0 - $500 >$500 - $1,000 >$1,000 - $1,5000 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 > $12,000	0.70% 0.69% 0.68% 0.67% 0.65% 0.625% 0.60%

Fee Schedule for Columbia Diversified Real Return Fund Effective March 10, 2014:

Category of Portfolio Investment	Assets (in Millions)	Rate of Fee (1)
Category 1: Assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment management services fee to the Investment Manager	N/A	0.00%

Category 2: Assets invested in exchange traded funds and mutual funds that are not management by the Investment Manager or its affiliates. Securities, instruments and other assets not described above, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management services fee to the Investment Manager, third party closed-end funds, derivatives and individual securities	All	0.70%

(1)	Annual rates based on a percentage of the Fund’s average daily net assets. In no event shall the advisory fee be negative (even if the portfolio investments in a particular category have a negative net value).

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of December 19, 2014.

COLUMBIA FUNDS SERIES TRUST I

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	Chief Financial Officer

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson

Title:	Managing Director and Head of U.S. Operations and Mutual Fund Services